Exhibit 10.1

                        SUBSIDIARY ACQUISITION AGREEMENT

Subsidiary Acquisition Purchase Agreement dated as of January 21, 2010 (this "Agreement") by and between United Aircraft Development Partners, Inc., a Wyoming corporation and (the "Company"), and Utilicraft Aerospace Industries, Inc, a Nevada corporation ("Purchaser").

           WHEREAS, Purchaser and the Company desire to have Purchaser acquire from the Company and its Shareholders 100% of the Company's issued and outstanding common stock shares (the "Common Stock");

           NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                         I. ACQUISITION OF COMMON STOCK

           A. Transaction. Purchaser hereby agrees to issue 103,250,000 shares of its restricted common stock to the Shareholders of the Company in exchange for 13,750,000 shares of the Company's Common Stock owned by its Shareholders, representing 100% of the Company's issued and outstanding Common Stock in a transaction exempt from the registration and prospectus delivery requirements of the Securities and Exchange Act of 1933, as amended (the "Securities Act"), the Common Stock.

           B. Purchaser Board Seats. Purchaser agrees that upon the Closing of this Transaction, it will appoint one individual nominated by the present Company Board to serve on the Purchaser's Board of Directors.

           C. Stock Options and Warrants. The Company agrees that it will secure consents to cancel all stock options and warrants outstanding as the date of closing.

           D. Company agrees to contribute its Memorandum of Understanding to merge with an aerospace operating company and its Letter of Intent for major funding from a company with associations with Humanitarian Relief Organizations as part of this transaction.


                II. PURCHASER'S REPRESENTATIONS AND WARRANTIES

           Purchaser represents and warrants to and covenants and agrees with the Company as follows:

          A. Purchaser is purchasing the Common Stock for its own account, for investment purposes only and not with a view towards or in connection with the public sale or distribution thereof in violation of the Securities Exchange Act.

          B. Purchaser is (i) an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Exchange Act, (ii) experience in making investments of the kind contemplated by this Agreement, (iii) capable, by reason of its business and financial experience, of evaluating the relative merits and risks of an investment in the Common Stock Shares, and (iv) able to afford the loss of its investment in the Common Stock Shares.

          C. This Agreement has been duly and validly authorized, executed and delivered by Purchaser and is a valid and binding agreement of Purchaser enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws.

          D. Purchaser represents that it has satisfactory information and data to move forward with the transaction.

          E. The Purchaser (i) has duly and validly authorized and reserved for issuance shares of its common stock, which is a number sufficient for the issuance of the common stock contemplated by this Subsidiary Acquisition Agreement. The Purchaser understands and acknowledges the potentially dilutive effect on the issuance of the common stock shares.

           F. The Purchaser has the requisite corporate power and authority to enter into this Agreement (as such term is hereinafter defined) and to perform all of its obligations hereunder and thereunder (including the issuance, sale and delivery to Company and its Shareholders of the Common Stock Shares). The execution, delivery and performance by the Purchaser of the Documents and the consummation by the Purchaser of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate actions on the part of the Purchaser and no further filing, consent, or authorization is required by the Purchaser. Each of the Documents has been duly and validly executed and delivered by the Purchaser and each Document constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws. The Common Stock Shares have been duly and validly authorized for issuance by the Purchaser. For purposes of this Agreement, the term "Documents" means (i) this Agreement.

           G. Validity of Issuance of the Common Stock Shares. The Common Stock Shares upon their issuance will be validly issued and outstanding, fully paid and nonassessable, and not subject to any preemptive rights.


                       III. THE COMPANY'S REPRESENTATIONS

The Company represents and warrants as of the date hereof to the Purchaser that, except as set forth in this Agreement, the statements contained in this Section 3 are complete and accurate as of the date of this Agreement. As used in this
Section 3, the term "Knowledge" shall mean the knowledge of the members of the board of directors of the Company and/or the officers or employees of the Company after reasonable investigation.

           A. Capitalization.

                    1. The authorized capital stock of the Company consists of 500,000,000 shares of Common Stock of which 13,750,000 shares are issued and outstanding as of the date hereof and are fully paid and non assessable. The Common Shares are to be exchanged for Utilicraft Aerospace Industries, Inc. shares as set forth in Section I A. above.

                    2. Except as disclosed herein by the Company, there are no preemptive, subscription, "call," right of first refusal or other similar rights to acquire any capital stock of the Company that have been issued or granted to any person and no other obligations of the Company to issue, grant, extend or enter into any security, option, warrant, "call," right, commitment, agreement, arrangement or undertaking with respect to any of their respective capital stock.


           B. Organization; Company Status.

                    1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state or jurisdiction in which it is incorporated and is duly qualified as a foreign corporation in all jurisdictions in which the failure so to qualify would reasonably be expected to have a material adverse effect on the business, properties, prospects, condition (financial or otherwise) or results of operations of the Company or on the consummation of any of the transactions contemplated by this Agreement (a "Material Adverse Effect").

           C. Full Disclosure. There is no fact known to the Company (other than general economic or industry conditions known to the public generally) that has not been fully disclosed in this Agreement that (i) reasonably could be expected to have a Material Adverse Effect or (ii) reasonably could be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to the Documents.

           D. Absence of Events of Default. No "Event of Default" (as defined in any agreement or instrument to which the Company is a party) and no event which, with notice, lapse of time or both, would constitute an Event of Default (as so defined), has occurred and is continuing.

           E. Registration Rights. The shareholders of the Company as of the Closing (as such term is hereinafter defined), shall have "piggy-back" rights in any future registration statements filed by the Company under the Securities and Exchange Act relating to any of its Common Stock Shares.

           F. No Misrepresentation. No representation or warranty of the Company contained in this Agreement or any of the other Documents, any schedule, annex or exhibit hereto or thereto or any agreement, instrument or certificate furnished by the Company to Purchaser pursuant to this Agreement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

           G. Finder's Fee. There is no finder's fee, brokerage commission or like payment in connection with the transactions contemplated by this Agreement for which Purchaser is liable or responsible.

           H. Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement, except as disclosed to Purchaser.

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           I.  Litigation.  Other than as  disclosed  in this  Agreement  and to
Purchaser, there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement, the Documents, or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the business, assets or condition of the Company, taken as a whole, financially or otherwise, or any change in the current equity ownership of the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company pending or that the Company intends to initiate.

           J. Agreements. Except for agreements explicitly contemplated hereby, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, Affiliates, or any affiliate thereof.

           K. Tax Returns. The Company has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                    IV. CERTAIN COVENANTS AND ACKNOWLEDGMENTS

            A. Stockholder Listing. The Company will provide Purchaser with a current stockholder listing upon the signing of this Agreement.

                           V. ISSUANCE OF COMMON STOCK

           A. The Purchaser undertakes and agrees that no instruction other than the instructions referred to in this Article V shall be given to its transfer agent for the Common Stock Shares and that they shall be freely transferable on the books and records of the Purchaser as and to the extent provided in this Agreement and applicable law. Nothing contained in this Section V.A. shall affect in any way the Company's Shareholders' obligations and agreement to comply with all applicable Securities laws upon resale of such common stock.

           B. The Purchaser shall, at its own cost and expense, take all necessary action to assure that the Purchaser's transfer agent shall issue stock certificates in the name of the Company's Stockholders representing the number of shares of common stock issuable by this Agreement.

                                VI. CLOSING DATE

           The "Closing" shall upon the execution of this Agreement by the Parties thereto and the delivery of the shares specified in this Agreement by both Parties, and the date on which the Closing occurs shall be referred to herein as the "Closing Date".

                  VII. CONDITIONS TO THE COMPANY'S OBLIGATIONS

           Purchaser understands that the Company's shareholders' obligation to deliver their certificates representing 13,750,000 shares of the Company's Common Stock at Closing to Purchaser pursuant to this Agreement is conditioned upon:

           A. Delivery by Purchaser of a copy of its letter of instruction to its Signature Stock Transfer Agent, for the issuance of 103,250,000 shares of Purchaser's common stock to the Company's Shareholders in the individual amounts corresponding to the amounts on their Company certificates;

           B. The accuracy on the Closing Date of the representations and warranties of Purchaser contained in this Agreement as if made on the Closing Date (except for representations and warranties which, by their express terms, speak as of and relate to a specified date, in which case such accuracy shall be measured as of such specified date) and the performance by Purchaser in all material respects on or before the Closing Date of all covenants and agreements of Purchaser required to be performed by it pursuant to this Agreement on or before the Closing Date; and

           C. There shall not be in effect any law or order, ruling, judgment or writ of any court or public or governmental authority restraining, enjoining or otherwise prohibiting any of the transactions contemplated by this Agreement.

                   VIII. CONDITIONS TO PURCHASER'S OBLIGATIONS

           The Company understands that Purchaser's obligation to purchase the Company Shareholders' Common Stock Shares on the Closing Date pursuant to this Agreement is conditioned upon:

           A. Delivery by the Company's Shareholders of the Common Stock Shares to Purchaser to be exchanged for corresponding number of Purchaser Common Stock Shares;

           B. The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date (except for representations and warranties which, by their express terms, speak as of and relate to a specified date, in which case such accuracy shall be measured as of such specified date) and the performance by the Company in all respects on or before the Closing Date of all covenants and agreements of the Company required to be performed by it pursuant to this Agreement on or before the Closing Date, all of which shall be confirmed to Purchaser by delivery of the certificate of the chief executive officer of the Company to that effect;

           C. The Company shall have delivered to the Purchaser unanimous resolutions of the Company's Board of Directors executed by the Company's Directors authorizing and approving the execution of the Documents and the transactions contemplated by this Agreement;

           D. There not having occurred any event or development, and there being in existence no condition, having or which reasonably and foreseeably could have a Material Adverse Effect;

           E. There shall not be in effect any law, order, ruling, judgment or writ of any court or public or governmental authority restraining, enjoining or otherwise prohibiting any of the transactions contemplated by this Agreement;

           F. The Company shall have obtained all consents, approvals or waivers from governmental authorities and third persons necessary for the execution, delivery and performance of the Documents and the transactions contemplated thereby, all without material cost to the Company;

           G. Purchaser shall have received such additional documents, certificates, payment, assignments, transfers and other deliveries as it or its legal counsel may reasonably request and as are customary to effect a closing of the matters herein contemplated;

            H. The Company shall have received a consent of its Shareholders as to their agreement for the Common Stock Share Exchange with Purchaser on the basis as set forth in I.A. above.

                          IX. SURVIVAL; INDEMNIFICATION

           A. The representations, warranties and covenants made by each of the Company and Purchaser in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement shall survive the Closing and the consummation of the transactions contemplated hereby. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement or otherwise, whether at law or in equity, irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date.

           B. The Company hereby agrees to indemnify and hold harmless Purchaser, its affiliates and their respective officers, directors, employees, consultants, partners, members and attorneys (collectively, the " Purchaser Indemnitees ") from and against any and all losses, claims, damages, judgments, penalties, liabilities and deficiencies (collectively, " Losses ") and agrees to reimburse Purchaser Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by Purchaser Indemnitees and to the extent arising out of or in connection with:

           1. any misrepresentation, omission of fact or breach of any of the Company's representations or warranties contained in this Agreement or the other Documents, or the annexes, schedules or exhibits hereto or thereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement or the other Documents;

           2. any failure by the Company to perform any of its covenants, agreements, undertakings or obligations set forth in this Agreement or the other Documents or any instrument, certificate or agreement entered into or delivered by the Company pursuant to this Agreement or the other Documents; or

           C. Promptly after receipt by a party seeking indemnification pursuant to this Article VIII (an "Indemnified Party ") of written notice of any
investigation,   claim,   proceeding   or  other  action  in  respect  of  which
indemnification is being sought (each, a " Claim "), the Indemnified Party promptly shall notify the Company against whom indemnification pursuant to this
Article VIII is being sought (the " Indemnifying Party ") of the commencement thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights or defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party and the Indemnifying Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

           D. In the event one party hereunder should have a claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnified Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by binding arbitration conducted in accordance with the procedures and rules of the American Arbitration Association. Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.

                                X. GOVERNING LAW

           This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada, without regard to the conflicts of law principles of such state.

                         XI. SUBMISSION TO JURISDICTION

           Each of the parties hereto consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of Clark County or the state courts of the State of Nevada sitting in the City of Las Vegas in connection with any dispute arising under this Agreement and the other
Documents. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum or improper venue to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile. Each party hereto irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in such courts by the mailing of copies of such process by registered or certified mail (return receipt requested), postage prepaid, at its address specified in Article XVII. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                            XII. WAIVER OF JURY TRIAL

           TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER DOCUMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND OTHER DOCUMENTS. EACH PARTY HERETO (i) CERTIFIES THAT NEITHER OF THEIR RESPECTIVE REPRESENTATIVES, AGENTS OR ATTORNEYS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

                          XIII. COUNTERPARTS; EXECUTION

           This Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, but both of which counterparts shall together constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on both parties hereto.

                                  XIV. HEADINGS

           The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                                XV. SEVERABILITY

           In the event any one or more of the provisions contained in this Agreement or in the other Documents should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

             XVI. ENTIRE AGREEMENT; REMEDIES, AMENDMENTS AND WAIVERS

           This Agreement and the Documents constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of such parties. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by both parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

                                  XVII. NOTICES

           Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally, or sent by telecopier machine or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally, or by telecopier machine or overnight courier service as follows:

           A. If to the Company, to:
              United Aircraft Development Partners, Inc.
              1821 Logan Ave.
              Cheyenne, Wyoming  82001


           B. If to Purchaser, to:
              Utilicraft Aerospace Industries, Inc.
              Double Eagle Airport
              Albuquerque, New Mexico  87121


The Company or Purchaser may change the foregoing address by notice given pursuant to this Article XVII.

                             XVIII. CONFIDENTIALITY

           Each of the Company and Purchaser agrees to keep confidential and not to disclose to or use for the benefit of any third party the terms of this Agreement or any other information which at any time is communicated by the other party as being confidential without the prior written approval of the other party; provide, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law (including, without limitation, pursuant to Item 601(b)(10) of Regulation S-K under the Common Stock Shares Act and the Exchange Act).

                                 XIX. ASSIGNMENT

This Agreement shall not be assignable by the Company or Purchaser without the prior written consent of the Other Party.

           IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed and delivered on the date first above written.


United Aircraft                                   Utilicraft Aerospace
Development Partners, Inc.                        Industries, Inc.



By: /s/  Garrett Robinson                         By: /s/ John J. Dupont
    ----------------------------                  ------------------------------
Name: Garrett Robinson, Director                  Name: John J. Dupont, Chairman